UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

PURSUANT TO SECTION 13 OR 15(D)

OF THE SECURITIES EXCHANGE ACT OF 1934

Date of Report (Date of Earliest Event Reported): May 21, 2013

TRIUS THERAPEUTICS, INC.

(Exact name of registrant as specified in its charter)

Delaware	001-34828	20-1320630
(State of incorporation or organization)	(Commission file number)	(I.R.S. Employer Identification Number)

6310 Nancy Ridge Drive, Suite 105 San Diego, CA	92121
(Address of principal executive offices)	(Zip code)

Registrant’s telephone number, including area code: (858) 452-0370

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 5.02	Departure of Directors or Certain Officers; Election of Directors; Appointment of Certain Officers; Compensatory Arrangements of Certain Officers.

On May 21, 2013, our 2010 Equity Incentive Plan (the “2010 Plan”) was amended to, among other things, increase the aggregate number of shares of common stock authorized for issuance under the 2010 Plan by 5,100,000 shares.

The foregoing description of the amendment to the 2010 Plan does not purport to be complete and is qualified in its entirety by reference to the 2010 Plan, as amended, attached to this Current Report on Form 8-K as Exhibit 99.1.

Item 5.07	Submission of Matters to a Vote of Security Holders.

Our 2013 Annual Meeting of Stockholders was held on May 21, 2013. We had 47,869,291 shares of common stock outstanding and entitled to vote as of April 5, 2013, the record date for the Annual Meeting. At the Annual Meeting, 41,266,312 shares of common stock were present in person or represented by proxy for the five proposals specified below.

At the Annual Meeting, stockholders:

(1) elected Karin Eastham, Seth H. Z. Fischer, Theodore R. Schroeder and Jeffrey Stein, Ph.D. as Class III directors to hold office until the 2016 Annual Meeting of Stockholders;

(2) approved, on an advisory basis, the compensation of our named executive officers, as disclosed in the proxy statement for the Annual Meeting;

(3) indicated, on an advisory basis, that the preferred frequency of stockholder advisory votes on the compensation of our named executive officers is three years;

(4) approved an amendment to the 2010 Plan to, among other things, increase the aggregate number of shares of common stock authorized for issuance under the 2010 Plan by 5,100,000 shares; and

(5) ratified the selection of Ernst & Young LLP as our independent registered public accounting firm for the fiscal year ending December 31, 2013.

The following sets forth detailed information regarding the final results of the voting for the Annual Meeting:

Proposal 1. Election of Directors

Name	Votes For	Votes Withheld	Broker Non-Votes

Karin Eastham	29,193,883	225,950	11,846,479
Seth H. Z. Fischer	29,213,769	206,064	11,846,479
Theodore R. Schroeder	28,951,526	468,307	11,846,479
Jeffrey Stein, Ph.D.	29,199,475	220,358	11,846,479

Proposal 2. Advisory Vote on Executive Compensation

Votes For	Votes Against	Abstentions	Broker Non-Votes
27,391,616	1,782,410	245,807	11,846,479

Proposal 3. Advisory Vote on the Frequency of an Advisory Vote on Executive Compensation

1 Year	2 Years	3 Years	Abstentions	Broker Non-Votes
12,252,893	234,489	16,867,247	65,204	11,846,479

Consistent with the preference of our stockholders indicated by the voting results for Proposal 3, we have decided to include a stockholder advisory vote on the compensation of our named executive officers every three years until the next required vote on the frequency of such advisory votes.

Proposal 4. Approval of Amendment to 2010 Plan

Votes For	Votes Against	Abstentions	Broker Non-Votes
26,578,276	2,564,781	276,776	11,846,479

Proposal 5. Ratification of the selection of Independent Registered Public Accounting Firm

Votes For	Votes Against	Abstentions	Broker Non-Votes
40,806,124	163,968	296,220	—

Item 8.01 Other Events.

On May 21, 2013, our Amended and Restated 2010 Non-Employee Directors’ Stock Option Plan (the “2010 Directors’ Plan”) was amended to, among other things, eliminate the “evergreen” provision providing for automatic annual increases in the number of shares of common stock available for issuance under the 2010 Directors’ Plan after the increase in shares that takes effect on January 1, 2015.

The foregoing description of the amendment to the 2010 Directors’ Plan does not purport to be complete and is qualified in its entirety by reference to the 2010 Directors’ Plan, as amended, attached to this Current Report on Form 8-K as Exhibit 99.2.

Item 9.01 Financial Statements and Exhibits.

(d) Exhibits.

Exhibit No.	Description

99.1	2010 Equity Incentive Plan, as amended.

99.2	Amended and Restated 2010 Non-Employee Directors’ Stock Option Plan, as amended.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Trius Therapeutics, Inc.

Dated: May 24, 2013	By:	/s/ John P. Schmid
	Name:	John P. Schmid
	Title:	Chief Financial Officer

INDEX TO EXHIBITS

Exhibit No.	Description

99.1	2010 Equity Incentive Plan, as amended.

99.2	Amended and Restated 2010 Non-Employee Directors’ Stock Option Plan, as amended.